EXHIBIT 99.2

PROSOFTTRAINING

WARRANT AGREEMENT

DATED AS OF             , 2004

WARRANTS TO PURCHASE 4,981,754 SHARES OF COMMON STOCK

ISSUED TO

HUNT CAPITAL GROWTH FUND II, L.P.

TABLE OF CONTENTS

1. FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES		1

1.1	Form of Warrant Certificates	1
1.2	Execution of Warrant Certificates; Registration Books	2
1.3	Transfer, Split up, Combination and Exchange of Warrant Certificates; Lost or Stolen Warrant Certificates	2
1.4	Subsequent Issuance of Warrant Certificates	3

2. EXERCISE OF WARRANTS; PAYMENT OF PURCHASE PRICE		3

2.1	Exercise of Warrant	3
2.2	Cashless Exercise of Warrants	3
2.3	Issuance of Common Stock	4
2.4	Unexercised Warrants	4
2.5	Cancellation and Destruction of Warrant Certificates	4
2.6	Notice of Expiration	5
2.7	Restrictions on Transfer; Restrictive Legends	5

3. RESERVATION AND AVAILABILITY OF SHARES OF COMMON STOCK; TRANSFER TAXES		5

3.1	Reservation of Common Stock	5
3.2	Common Stock to Be Duly Authorized and Issued, Fully Paid and Nonassessable	6
3.3	Transfer Taxes	6
3.4	Common Stock Record Date	6

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES; FRACTIONAL SHARES; SPECIAL AGREEMENTS		6

4.1	Adjustments	6
4.2	Fractional Shares	9
4.3	Right of Action	10
4.4	Special Agreement of Warrant Certificate Holders	10
4.5	Special Agreements of the Company	10

5. INTERPRETATION OF THIS AGREEMENT		11

5.1	Certain Defined Terms	11
5.2	Descriptive Headings	13

6. MISCELLANEOUS		13

6.1	Expenses	13
6.2	Successors and Assigns	14
6.3	Notices	14
6.4	Amendment and Waiver	15
6.5	No Rights or Liabilities as Stockholders	15
6.6	Satisfaction Requirement	16
6.7	Severability	16

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6.8	Counterparts	16
6.9	Texas Law; Submission to Jurisdiction; Waiver of Jury Trial; Appointment of Agent	16

Attachment A - Form of Warrant Certificate

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WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”) is dated as of             , 2004, between PROSOFTTRAINING (the “Company”), a Nevada corporation, and HUNT CAPITAL GROWTH FUND II, L.P., a Delaware limited partnership (the “Purchaser”).

RECITALS:

A. Certain capitalized terms used in this Agreement shall have the meanings ascribed to them in Section 5 hereof.

B. The Board of Directors has authorized the issuance of 4,981,754 Warrants (the “Warrants”) of the Company, each Warrant representing the right to purchase one (1) share of the Company’s common stock, $0.001 par value (the “Common Stock”), upon the terms and subject to the conditions hereinafter set forth, and subject to adjustment as set forth herein.

C. The Company has entered into that certain Exchange Agreement (as may be amended from time to time, the “Exchange Agreement”), dated as of June 4, 2004, pursuant to which the Company has agreed, among other things, to enter into this Agreement and to issue the Warrants to Purchaser contemporaneous with the Merger Closing, at an exercise price of $0.001 per share, in full satisfaction of all rights of Purchaser under that certain Rights Agreement, dated as of October 16, 2001, by and between the Company and Purchaser.

D. As of the date of this Agreement the Merger Closing has occurred.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties to this Agreement hereby agree as follows:

1. FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES.

1.1 Form of Warrant Certificates.

The warrant certificate (the “Warrant Certificate”) evidencing the Warrants and the forms of assignment and of election to purchase shares to be attached to such certificate, shall be substantially in the form set forth in Attachment A hereto, and may have such letters, numbers or other marks of identification or designation as may be required to comply with any law or with any rule or regulation of any governmental authority, stock exchange or self-regulatory organization made pursuant thereto. Each Warrant Certificate shall be dated the date of issuance thereof by the Company, either upon initial issuance or upon transfer or exchange, and on its face shall initially entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of Warrants represented by such Warrant Certificate at a price per share equal to the Purchase Price, but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

1.2 Execution of Warrant Certificates; Registration Books.

(a) Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by its President, one of its Vice Presidents or any other officer of the Company authorized by the Board of Directors. In case the officer of the Company who shall have signed any Warrant Certificate shall cease to be such an officer of the Company before issuance and delivery by the Company of such Warrant Certificate, such Warrant Certificate nevertheless may be issued and delivered with the same force and effect as though the individual who signed such Warrant Certificate had not ceased to be such an officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

(b) Registration Books. The Company will keep or cause to be kept at its office maintained at the address of the Company set forth in Section 6.3 hereof, or at such other office of the Company in the United States of America of which the Company shall have given notice to each holder of Warrant Certificates, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the registration number and the number of Warrants evidenced on its face by each of the Warrant Certificates and the date of each of the Warrant Certificates.

1.3 Transfer, Split up, Combination and Exchange of Warrant Certificates; Lost or Stolen Warrant Certificates.

(a) Transfer, Split up, etc. Any Warrant Certificate, with or without other Warrant Certificates, may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder or transferee thereof to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such registered holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the office of the Company referred to in Section 1.2(b) hereof, whereupon the Company shall deliver promptly to the Person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. Each registered holder of a Warrant Certificate, by its acceptance thereof, agrees not to transfer any Warrant Certificate in any manner which would violate Section 5 of the Securities Act.

(b) Loss, Theft, etc. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate the Company at its own expense will execute and deliver, in lieu thereof, a new Warrant Certificate, dated the date of such lost, stolen, destroyed or mutilated Warrant Certificate and of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate.

1.4 Subsequent Issuance of Warrant Certificates.

Subsequent to the original issuance, no Warrant Certificates shall be issued except:

(a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 1.3(a) hereof;

(b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 1.3(b) hereof; and

(c) Warrant Certificates issued pursuant to Section 2.4 hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate.

2. EXERCISE OF WARRANTS; PAYMENT OF PURCHASE PRICE.

2.1 Exercise of Warrant.

(a) Manner of Exercise. At any time and from time to time prior to the Expiration Date, but subject to the exercise limitation contained in Section 2(a) of the Exchange Agreement, the holder of a Warrant Certificate may exercise all or a portion of the Warrants evidenced thereby by surrendering the Warrant Certificate, with an election to purchase (a form of which is attached to each Warrant Certificate) attached thereto duly executed, to the Company at its office referred to in Section 1.2(b) hereof, together with payment of the Purchase Price for each share of Common Stock with respect to which the Warrants are then being exercised.

(b) Payment in Cash. Upon exercise of any Warrants, the holder of a Warrant Certificate may pay the Purchase Price in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company.

(c) Automatic Cashless Exercise. If, immediately prior to the Expiration Date, any of the Warrants shall have not been exercised and remain outstanding, and if the Fair Market Value is greater than the Purchase Price immediately prior to the Expiration Date, then all outstanding Warrants shall be deemed to be exercised by the holders thereof pursuant to Section 2.2 of this Agreement immediately prior to the Expiration Date, automatically and without any affirmative action on the part of any such holders.

2.2 Cashless Exercise of Warrants.

Notwithstanding the provisions of Section 2.1 hereof, if the Fair Market Value is greater than the Purchase Price (at the date of calculation, as set forth below), in lieu of exercising the Warrant as permitted in Section 2.1, the holder of a Warrant Certificate may elect to receive shares of Common Stock equal to the value (as determined below) of the Warrants (or the portion thereof being canceled) by surrender of the Warrant Certificate, together with the election to purchase (a form of which is attached to each Warrant Certificate) attached thereto duly executed, to the Company at its office referred to in Section 1.2(b) hereof, in which event the Company shall issue to the holder of the Warrant Certificate that number of shares of Common Stock computed using the following formula:

CS = WCS x (FMV-PP)

FMV

Where

CS	equals the number of shares of Common Stock to be issued to the holder of the Warrant Certificate

WCS	equals the number of shares of Common Stock purchasable under the Warrants being exercised (at the date of such calculation)

FMV	equals the Fair Market Value of one share of the Common Stock (at the date of such calculation)

PP	equals the Purchase Price (as adjusted to the date of such calculation).

For purposes of Rule 144 under the Securities Act, 17 C.F.R. § 230.144, the parties hereto agree that the exercise of any Warrants in accordance with this Section 2.2 shall be deemed to be a conversion of such Warrants, pursuant to the terms of this Agreement and the Warrants, into Common Stock.

2.3 Issuance of Common Stock.

Upon timely receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for each of the shares to be purchased in the manner provided in Section 2.1 or Section 2.2 hereof, the Company shall, within five (5) Trading Days (as defined in the Exchange Agreement) of the delivery of the election form, cause certificates representing the number of whole shares of Common Stock then being purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and, promptly after such receipt deliver the cash, if any, to be paid in lieu of fractional shares pursuant to Section 4.2 hereof to or upon the order of the registered holder of such Warrant Certificate.

2.4 Unexercised Warrants.

In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equal in number to the number of Warrants remaining unexercised shall be issued by the Company to the registered holder of such Warrant Certificate or to its duly authorized assigns.

2.5 Cancellation and Destruction of Warrant Certificates.

All Warrant Certificates surrendered to the Company for the purpose of exercise, exchange, substitution or transfer shall be canceled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall cancel and retire any other Warrant Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.

2.6 Notice of Expiration.

Subject to Section 2.1(c), all Warrants that have not been exercised or purchased in accordance with the provisions of this Agreement shall expire and all rights of holders of such Warrants shall terminate and cease on the Expiration Date.

2.7 Restrictions on Transfer; Restrictive Legends.

(a) No Warrant or shares of Common Stock issued upon exercise of a Warrant may be offered, sold, transferred, or otherwise disposed of, in whole or in part, to any Person except as permitted under the Securities Act and applicable state securities laws, pursuant to either an effective registration statement of the Company (including, but not limited to, the Registration Statements) or an exemption therefrom.

(b) Each Warrant Certificate and each certificate for shares of Common Stock initially issued upon exercise of a Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged or transferred in any manner in the absence of such registration or an opinion of counsel reasonably acceptable to the Company that no such registration is required. The securities are subject to the terms of a certain Warrant Agreement, dated             , 2004, pursuant to which they were issued”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to an effective registration statement of the Company, including, but not limited to, the Registration Statements, under the Securities Act of the shares represented thereby) shall also bear the above legend unless, in the opinion of counsel satisfactory to the Company, the securities represented thereby need no longer be subject to such restrictions.

3. RESERVATION AND AVAILABILITY OF SHARES OF COMMON STOCK; TRANSFER TAXES.

3.1 Reservation of Common Stock.

The Company covenants and agrees that it will at all times cause to be reserved and kept available out of its authorized and unissued shares of Common Stock such number of shares of Common Stock as will be sufficient to permit the exercise in full of all Warrants issued hereunder.

3.2 Common Stock to Be Duly Authorized and Issued, Fully Paid and Nonassessable.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrants, at the time of delivery of the certificates representing such shares, shall be duly and validly authorized and issued and fully paid and nonassessable, free of any preemptive rights and free of any lien.

3.3 Transfer Taxes.

The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the initial issuance or delivery of:

(a) each Warrant Certificate;

(b) each Warrant Certificate issued in exchange for any other Warrant Certificate pursuant to Section 1.3(a) or Section 2.4 hereof and

(c) each share of Common Stock issued upon the exercise of any Warrant.

3.4 Common Stock Record Date.

Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the originally executed Warrant Certificate evidencing such Warrants was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Purchase Price (and any applicable transfer taxes, if payable by such Person) was made. Prior to the exercise of the Warrants evidenced thereby, the holder of a Warrant Certificate shall not be entitled to any rights of a stockholder in the Company with respect to shares for which the Warrants shall be exercisable, including, without limitation, the right to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein, in the Exchange Agreement or in any other applicable agreement between the Company and such holder.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES; FRACTIONAL SHARES; SPECIAL AGREEMENTS.

4.1 Adjustments.

The Authorized Number of Shares and the Purchase Price shall be subject to adjustment pursuant to the provisions of this Section 4.

(a) Distribution of Property. In case, at any time during the term of the Warrants, the Company shall declare a cash dividend upon its Common Stock or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other Securities of any other Person(s), evidences of indebtedness issued by the Company or any other Person(s), other assets or options or warrants or rights, then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution:

(i) the number of shares of Common Stock purchasable upon the exercise of the Warrants thereafter shall be determined by multiplying the Authorized Number of Shares immediately prior to such record date by a fraction, of which the numerator shall be the Reference Price and the denominator shall be an amount equal to (A) the Reference Price minus (B) the Fair Market Value of the stock, securities, evidences of indebtedness, assets, options, warrants or rights so distributed in respect of one share of Common Stock;

(ii) the Purchase Price shall be adjusted by multiplying the Purchase Price In effect immediately prior to the record date for such dividend or distribution by a fraction, of which the numerator shall be an amount equal to (A) the Reference Price minus (B) the Fair Market Value of the stock, securities, evidences of indebtedness, assets, options, warrants or rights so distributed in respect of one share of Common Stock, and the denominator shall be the Reference Price; and

(iii) each adjustment made pursuant to this Section 4.1(a) shall be made on the date such dividend or distribution is made, and shall become effective at the opening of business on the Business Day next following the record date for the determination of stockholders entitled to such dividend or distribution.

(b) Dividends, Subdivisions and Combinations. In case at any time during the term of the Warrants the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Authorized Number of Shares shall be increased in proportion to such increase in outstanding shares and the Purchase Price in effect immediately prior to such stock dividend, subdivision or split-up shall be proportionately reduced. Conversely, in case at any time during the term of this Warrant the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Authorized Number of Shares immediately prior to such combination shall be proportionately reduced and the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

(c) Consolidation; Merger; Sale; Reclassification. If at any time during the term of the Warrants any capital reorganization or reclassification of the capital stock of the Company (other than a change in par value or from no par value to par value or as a result of a stock dividend or subdivision or split-up or combination of shares), or consolidation or merger of the Company with another corporation, or the sale or other disposition of all or substantially all of the Company’s or any of its Subsidiaries’ properties and assets to another Person, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, other Securities or assets with respect to or in exchange for Common Stock, then as a condition of such reorganization, reclassification, consolidation, merger, sale or disposition, lawful and adequate provision shall be made whereby the holders of the Warrants shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of the Warrants, such shares of stock, other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, sale or disposition not taken place, and in any such case lawful and adequate provision shall be made with respect to the rights and interests of the holders of the Warrants to the end that the provisions of this Agreement and of the Warrants (including without limitation provisions for adjustment of the Purchase Price and of the Authorized Number of Shares) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, other Securities or assets thereafter deliverable upon the exercise of the Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the Person purchasing such properties and assets shall assume the obligation to deliver to such holders such shares of stock, other Securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive. The provisions of this Section 4.1(c) shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, sales or other dispositions.

(d) Other Adjustments. In case at any time or from time to time during the term of the Warrants conditions arise by reason of any action(s) taken or omitted to be taken by the Company which, in the opinion of the Company’s Board of Directors, are not adequately covered by the provisions of this Section 4.1, and which might materially and adversely affect the exercise rights of the holders of the Warrants, the Company shall obtain an opinion of the Company’s independent certified public accountants, or of other independent certified public accountants selected by the Company and reasonably satisfactory to the Required Holders, setting forth any adjustment of the Authorized Number of Shares and/or of the Purchase Price, on a basis consistent with the standards established in the other provisions of this Section 4.1, necessary in order to preserve, without diminution, the proportionate interest in the Common Stock purchasable upon the exercise of the Warrants and the exercise rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

(e) Company Stock. For purposes of this Section 4.1, the number of shares of Common Stock outstanding or deemed to be outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purposes of this Section 4.1.

(f) Notice of Adjustment. Upon each adjustment of the Purchase Price and upon each change in the Authorized Number of Shares, and in the event of any change in the rights of the holders of the Warrants by reason of any other event(s) herein set forth, then and in each such case the Company promptly shall deliver to the holders of the Warrants, by first-class certified mail, return receipt requested, postage prepaid, a statement, signed by the Company’s principal financial officer, showing in reasonable detail the basis of such determination or the facts requiring such adjustment and/or change, and stating the adjusted Purchase Price and the new Authorized Number of Shares, or specifying the other shares of stock, other Securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Where appropriate, such statement may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 4.1(g).

(g) Notice of Certain Events. If the Company shall propose to take any action requiring a calculation pursuant to this Section 4.1, the Company shall give notice to the holders of the Warrants in the manner set forth in Section 4.1(f), which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice also shall set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Authorized Number of Shares and the number, kind or class of shares or other Securities or other property or assets which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in the case of all other actions, such notice shall be given at least ten (10) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. The holder of any Warrant may within ten (10) days of any notice delivered by the Company pursuant to this Section 4.1(g) object to any of the Company’s calculations contained in such notice by delivery of a notice setting forth such objection in reasonable detail. If such holder of any Warrant and the Company shall be unable to resolve such objection within 10 days of delivery of such notice to the Company, such objection shall be resolved by an independent accounting firm mutually agreed upon by the Company and such holder of the Warrant. The Company shall bear the fees and expenses of such firm if the Company’s calculations are not upheld by such firm. Such holder of the Warrant shall bear the fees and expenses of such firm if the Company’s calculations are upheld by such firm.

(h) Agreement and Warrants Not Required to be Restated. Irrespective of any adjustments in the Authorized Number of Shares, the Purchase Price or the number or kind of cash, Securities or other property or assets purchasable upon the exercise of the Warrants, this Agreement and the Warrants may continue to express the same price and number and kind of Securities as are initially stated in this Agreement and the Warrants.

(i) Rounding. All calculations under this Section 4.1 shall be made to the nearest sixth decimal place.

(j) Single Adjustment. In no event shall the Authorized Number of Shares or Purchase Price be adjusted pursuant to more than one paragraph of this Section 4.1 with respect to a single event.

4.2 Fractional Shares.

The Company shall not be required to issue fractional shares of Common Stock upon the exercise of any Warrant. Upon the exercise of any Warrant, there shall be paid to the holder thereof, in lieu of any fractional share of Common Stock resulting therefrom, an amount of cash equal to the product of:

(a)  the fractional amount of such share; times

(b)  (i) if the Common Stock is then quoted by an organization referred to in the definition of Current Market Price, the Current Market Price of the Common Stock; or

 (ii) if the Common Stock is not then quoted by such an organization, the Fair Market Value of one share of Common Stock;

in each case, as determined on the Business Day immediately prior to the date of exercise of such Warrant.

4.3 Right of Action.

All rights of action in respect of the Warrants are vested in the respective registered holders of the Warrant Certificates, and any registered holder of any Warrant Certificate, without the consent of the registered holder of any other Warrant Certificate, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Warrants evidenced by such Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

4.4 Special Agreement of Warrant Certificate Holders.

Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

(a) the Warrant Certificates are transferable only on the registry books of the Company if surrendered at the office of the Company referred to in Section 1.2(b) hereof, duly endorsed or accompanied by an instrument of transfer (in the form attached hereto); and

(b) the Company may deem and treat the Person in whose name each Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

4.5 Special Agreements of the Company.

The Company covenants and agrees that the Company shall not, by amendment to its Amended and Restated Certificate of Incorporation, as in effect on the date hereof, or through any reorganization, transfer of assets, consolidation, merger, dissolution, liquidation, issuance or sale of Securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrant Certificates against dilution or other impairment.

5. INTERPRETATION OF THIS AGREEMENT.

5.1 Certain Defined Terms.

For the purpose of this Agreement, the following terms shall have the meanings specified with respect thereto below. All capitalized terms used in this Agreement and not defined herein shall have the meaning set forth for such term in the Exchange Agreement.

Affiliate – has the meaning set forth in the Exchange Agreement.

Agreement – references to “this Agreement” shall mean this Warrant Agreement as it may from time to time be amended or supplemented.

Authorized Number of Shares – shall mean the number of shares of Common Stock purchasable upon the exercise of the Warrants, adjusted in accordance with Section 4.1.

Board of Directors – means the board of directors of the Company or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

Business Day – means a day other than a Saturday, a Sunday or a day on which banks in Dallas, Texas are required or permitted by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

Common Stock – means the Common Stock, $.001 par value, of the Company.

Company – shall have the meaning specified in the introductory paragraph hereof.

Current Market Price – shall mean, with respect to any Security, asset, right or evidence of indebtedness, on any date, the average of the closing bid prices per unit of such Security, asset, right or evidence of indebtedness for the previous ten (10) consecutive trading days on the principal securities exchange or trading market where such security is listed or traded or, if the foregoing does not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security or, if no trading price is reported for such security, then the average of the bid prices of any market makers for such securities as reported in the “Pink Sheets” by National Quotation Bureau, Inc.

Exchange Agreement – shall have the meaning specified in Recital C of this Agreement.

Expiration Date – means the tenth (10th) anniversary of the date of this Agreement.

Fair Market Value – of any Security, asset, right or evidence of indebtedness shall mean, on any date, the Current Market Price of such Security, asset, right or evidence of indebtedness, or, if on any such date the price of such Security, asset, right or evidence of indebtedness is not quoted by any organization referred to in the definition of Current Market Price, an amount determined in good faith by the Board of Directors of the Company or if the Required Holders object to such determination, by the Valuation Agent. Such Valuation Agent’s determination of the Fair Market Value of such Security, asset, right or evidence of indebtedness shall be binding upon the Company and the holders of the Warrants. With respect to the determination by the Valuation Agent of the Fair Market Value of any share of Common Stock, such Fair Market Value shall be determined to equal the quotient of:

(a) the sum of:

(i) the fair salable value of the Company, as a going concern, giving effect to all Property thereof and subject to all liabilities thereof, that would be realized in an arm’s length sale between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively, as of a date that is within fifteen (15) days of the date as of which the determination is to be made, determined by the Valuation Agent, such determination to be made without regard to the absence of a liquid or ready market for such Common Stock; plus

(ii) the aggregate exercise or conversion price of all Rights in existence and remaining unexercised on such date;

divided by

(b) the sum of

(i) the total number of shares of Common Stock outstanding at such time; plus

(ii) the aggregate number of shares of Common Stock issuable in respect of Rights in existence and remaining unexercised at such time.

Initial Purchase Price – means one tenth of one cent ($0.001) per share.

Merger Closing – shall have the meaning set forth in the Exchange Agreement.

NASDAQ – means the National Association of Securities Dealers Automated Quotation System.

Person – means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

Property – means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

Purchaser – shall have the meaning specified in the introductory paragraph hereof.

Purchase Price – means, prior to any adjustment pursuant to Section 4.1 of this Agreement, the Initial Purchase Price and thereafter, the Initial Purchase Price as adjusted and readjusted from time to time.

Reference Price – means as of any date of determination, the Fair Market Value of the Common Stock.

Registration Statements – shall have the meaning set forth in the Exchange Agreement.

Required Holders – means, at any time, the holders (other than the Company or any Affiliate) of Warrant Certificates representing more than fifty percent (50%) of the Warrants.

Right – means and includes any warrant (including, without limitation, any Warrant), option or other right, to acquire Common Stock and including, without limitation, any right which, pursuant to the provisions of any Security, is convertible or exchangeable into Common Stock.

Securities Act – means the Securities Act of 1933, as amended.

Security – shall have the meaning specified in section 2(1) of the Securities Act.

Subsidiary – shall have the meaning set forth in the Exchange Agreement.

Valuation Agent – means an investment banking firm or appraisal firm (which firm shall own no Securities of, and shall not be an Affiliate, Subsidiary or a related Person of, the Company or any holder of Warrants) of recognized national standing retained by the Company and acceptable to the Required Holders.

Voting Stock – means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Warrant – shall have the meaning specified in Recital B hereof.

Warrant Certificate – shall have the meaning specified in Section 1.1 hereof.

5.2	Descriptive Headings.

The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6. MISCELLANEOUS.

6.1 Expenses.

The Company agrees to pay, and save and hold harmless the Purchaser and any other holder of a Warrant Certificate against liability for the payment of all out-of-pocket expenses (including, without limitation, reasonable attorney’s fees and disbursements) arising in connection with the issuance of the Warrants under this Agreement, including, without limitation:

(a) the cost, if any, of complying with Section 3.3 hereof;

(b) any subsequent proposed modification of, or proposed consent requested or initiated by or on behalf of the Company under, this Agreement or the Warrants, whether or not such proposed modification shall be effected or proposed consent granted (including, without limitation, all document production and duplication charges and the reasonable fees and expenses of any one special counsel engaged by the Purchaser to represent the Purchaser and any other holder of a Warrant Certificate in connection therewith); and

(c) the enforcement of (or determination of whether or how to enforce) any rights under this Agreement or the Warrant Certificates or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of the Purchaser’s or such other holder’s having acquired any Warrant Certificate, including, without limitation, reasonable attorney’s fees incurred by the Purchaser or such other holder and the costs and expenses incurred in any bankruptcy case involving the Company or any Subsidiary.

The obligations of the Company under this Section 6.1 shall survive the transfer of any Warrant Certificate or interest therein by the Purchaser or any other holder of a Warrant Certificate and the exercise or expiration of any Warrant.

6.2 Successors and Assigns.

All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any holder of a Warrant Certificate) whether so expressed or not. Without the limiting the generality of the foregoing, the Purchaser may assign all or any portion of this Agreement and the Warrant Certificates associated with this Agreement upon compliance with the terms of this Agreement.

6.3 Notices.

All communications hereunder or under the Warrants shall be in writing, shall be delivered by nationwide overnight courier, or facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission), and

(a) if to the Purchaser, addressed to it at as provided in the Exchange Agreement, or to such other address as the Purchaser shall have specified to the Company in writing;

(b) if to any other holder of a Warrant Certificate, addressed to such other holder at such address as such holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Warrant Certificate that shall have so specified an address to the Company; and

(c) if to the Company, addressed to it at:

ProsoftTraining

410 N. 44th Street

Suite 600

Phoenix, Arizona 85008

Telephone: (602) 794-4199

Facsimile: (602) 794-4198

Attn: Chief Executive Officer

or at such other address as the Company shall have specified to the holders of the Warrant Certificates in writing; provided that any such communication to the Company may also, at the option of any holder of a Warrant Certificate, be delivered by any other means either to the Company at its address specified above or to any officer of the Company.

Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

6.4 Amendment and Waiver.

This Agreement may be amended, and the observance of any term of this Agreement may be waived, with and only with the written consent of the Company and:

(a) in the case of Section 1 through Section 6, inclusive, hereof (other than this Section 6.4 and the definition of “Required Holders” in Section 5), the written consent of the Required Holders; or

(b) in the case of this Section 6.4 and the definition of “Required Holders” in Section 5, the written consent of all holders of Warrant Certificates;

provided that no such amendment or waiver of any of the provisions of this Agreement pertaining to the Purchase Price or the number of shares of Common Stock that may be purchased upon exercise of each Warrant shall be effective as to the holder of any Warrant unless consented to in writing by such holder.

6.5 No Rights or Liabilities as Stockholders.

Nothing contained in this Agreement shall be construed as conferring upon the holder of any Warrant any rights of a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

6.6 Satisfaction Requirement.

If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Purchaser or to any other holder of a Warrant Certificate, the determination of such satisfaction shall be made by the Purchaser or such other holder, as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

6.7 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Counterparts.

This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

6.9 Texas Law; Submission to Jurisdiction; Waiver of Jury Trial; Appointment of Agent.

This Agreement and the Warrant Certificates issued hereunder shall be construed in accordance with and governed by the laws of the state of Texas. Each party hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Texas and of any Texas state court sitting in Dallas for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Remainder of page intentionally blank. Next page is signature page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by one of its duly authorized officers or representatives.

PROSOFTTRAINING

By:
Name:
Title:

Address:	410 N. 44th Street
Suite 600
Phoenix, Arizona 85008
Telephone:	(602) 794-4199
Facsimile:	(602) 794-4198
Attn:	Chief Executive Officer

HUNT CAPITAL GROWTH FUND II, L.P.

By:	HUNT CAPITAL GROWTH, L.P.
its general partner

	By:	HUNT CAPITAL GROUP, L.L.C.,
its general partner

By:
J.R. Holland, Jr.
President

		Address:	1601 Elm Street
Suite 4000
Dallas, Texas 75201
		Telephone:	(214) 720-1600
		Fax:	(214) 720-1662
		Attn:	Kevin L. Roberts

ATTACHMENT A

The securities represented by this certificate are subject to the terms of a

certain Warrant Agreement, dated             , 2004, pursuant to which they

were issued.

WARRANT CERTIFICATE

PROSOFTTRAINING

No.	4,981,754 Warrants
Date: , 2004

This Warrant Certificate certifies that HUNT CAPITAL GROWTH FUND II, L.P. or registered assigns, is the registered holder of 4,981,754 Warrants. Each Warrant entitles the owner thereof to purchase (subject to the exercise limitation set forth in Section 2(a) of the Exchange Agreement) at any time and from time to time and on or before the Expiration Date one (1) fully paid and nonassessable share of Common Stock of PROSOFTTRAINING (together with its successors and assigns, the “Company”), a Nevada corporation, at a Purchase Price of one tenth of one cent ($0.001) upon (i) presentation and surrender of this Warrant Certificate with a form of election to purchase duly executed and (ii) delivery to the Company of the payment of the Purchase Price in the manner set forth in the Warrant Agreement. The number of shares of Common Stock that may be purchased upon exercise of each Warrant and the Purchase Price are the number and the Purchase Price as of the date hereof, and are subject to adjustment as referred to below.

The Warrants are issued pursuant to the Warrant Agreement, dated as of             , 2004 (as it may from time to time be amended or supplemented, the “Warrant Agreement”), between the Company and the Purchaser (as defined therein), and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement.

As provided in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. As further set forth in, and subject to, the Warrant Agreement, the expiration date of this Warrant Certificate is 5:00 p.m. Eastern Time on             , 2014.

This Warrant Certificate shall be exercisable, at the election of the holder, either as an entirety or in part from time to time. If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of Warrants not exercised. This Warrant Certificate, with or without other Warrant Certificates, upon surrender in the manner set forth in the Warrant Agreement, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

Except as expressly set forth in the Warrant Agreement, no holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other Securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF TEXAS.

WITNESS the signature of a proper officer of the Company as of the date first above written.

PROSOFTTRAINING

By:
Name:
Title:

ATTEST:

Secretary

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if

such holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED,                                                           hereby sells, assigns and transfers unto

                                                                                                                                                                                 (Please print name, address and taxpayer identification number or social security number of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:

                                                                                                                                                                                attorney, to transfer the accompanying Warrant Certificate on the books of the Company, with full power of substitution. The transferee’s tax identification or social security number is                                 .

Dated:                            ,             .

[HOLDER]

By:
Name:
Title:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

[FORM OF ELECTION TO PURCHASE]

(To be executed by the registered holder if

such holder desires to exercise the Warrant Certificate)

To:                                          :

The undersigned hereby irrevocably elects to exercise              Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants. The undersigned has elected the cashless exercise feature contained in the Warrant Agreement to pay the Purchase Price. Accordingly,              shares of Common Stock, net of the Purchase Price paid by such cashless exercise, should be delivered to the undersigned. The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address.)

(Please insert social security or other identifying number.)

The undersigned represents that it is acquiring the shares of Common Stock for its own account and not with a view to distribution, and it will not sell these shares unless they have been registered under the Securities Act of 1933 or an exemption from such registration requirement is available.

If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

(Please print name and address.)

(Please insert social security or other identifying number.)

Dated:             ,         .

HUNT CAPITAL GROWTH FUND II, L.P.
By:	HUNT CAPITAL GROWTH, L.P.
its general partner

	By:	HUNT CAPITAL GROUP, L.L.C.,
its general partner

By:
J.R. Holland, Jr.
President